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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K




                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  June 2, 1998


               Marriott Hotel Properties II Limited Partnership
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            (Exact name of registrant as specified in its charter)

            Delaware                      0-28222           52-1604506
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(State or other jurisdiction of      (Commission File   (I.R.S. Employer
incorporation or organization)       Number)            Identification No.)

           10400 Fernwood Road, Bethesda, Maryland           20817
          ----------------------------------------           -----
          (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (301) 380-2070

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ITEM 5.  OTHER EVENTS.

     Marriott Hotel Properties II Limited Partnership (the "Partnership") is one of eight limited partnerships which is included in a proposed acquisition by merger into subsidiaries of Host Marriott, L.P., as described in the preliminary Prospectus/Consent Solicitation Statement as filed with the Securities and Exchange Commission on Form S-4 (SEC File No. 333-55807) on June 2, 1998. On June 15, 1998, the General Partner sent the Limited Partners of the Partnership a letter to inform them of the proposed transaction and provide them with the estimated Exchange Value of the Partnership. Such letter is being filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

99.1     Letter to Limited Partners of the Partnership, dated June 15,1998.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MARRIOTT HOTEL PROPERTIES II
                                LIMITED PARTNERSHIP

                                By:  MARRIOTT MHP TWO CORPORATION,
                                     its general partner


Date:  June 19, 1998            By:  /s/  Patricia K. Brady
                                   -----------------------------------
                                   Name:   Patricia K. Brady
                                   Title:  Vice President and
                                           Chief Accounting Officer
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                                 EXHIBIT INDEX


Exhibit No.                             Description
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99.1                                    Letter to Limited Partners of the
                                        Partnership, dated June 15, 1998